December 19, 2022

COPLEY FUND

Symbol: COPLX

A Series of Centaur Mutual Funds Trust

Supplement to the Prospectus and Statement of Additional Information dated September 21, 2022

This supplement updates certain information in the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) of the Copley Fund (the “Fund”), a series of Centaur Mutual Funds Trust, to reflect a change in the portfolio management of the Fund. This supplement overrides all other supplements previously filed. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.dcmmutualfunds.com or call the Fund toll free at 1-877-881-2751.

The following replaces, in its entirety, the paragraph entitled “Management” on page 9 of the Prospectus:

Management. DCM Advisors, LLC is the investment advisor for the Copley Fund. Dr. Vijay Chopra (a quantitative equity Portfolio Manager of Global equities), and James K. Mulvey (a fundamental equity Portfolio Manager of US equities at the Advisor) are co-portfolio managers for the Copley Fund and as such are primarily responsible for the day-to-day management of the Copley Fund’s portfolio. Dr. Chopra has served in his capacity as a portfolio manager for the Copley Fund including while portfolio manager to the Predecessor Fund, since 2018. Mr. Mulvey has served in his capacity as a portfolio manager for the Copley Fund since December 16, 2022.

The following replaces, in its entirety the section entitled “PORTFOLIO MANAGEMENT” on page 15 of the Prospectus:

Dr. Vijay Chopra has served as portfolio manager of the Copley Fund, including while portfolio manager for the Predecessor Fund, since 2018. Dr. Chopra has been co-portfolio manager of the Copley Fund since December 16, 2022. Dr. Chopra is a quantitative equity Portfolio Manager of Global equities at the Advisor at the Advisor where he has worked since September 1, 2017. In addition to serving as portfolio manager to the Copley Fund, Dr. Chopra serves as co-portfolio manager to the DCM/INNOVA High Equity Income Innovation Fund, another series of the Trust. Prior to joining the Advisor, Dr. Chopra managed equity strategies at Lebenthal Asset Management, Roosevelt Investments, Mesirow Financial and Bear Stearns Asset Management. He received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 25 years’ experience in the investment advisory business.

James K. Mulvey is a co-portfolio manager of the Copley Fund. He has been a co-portfolio manager of the Copley Fund since December 16, 2022. Mr. Mulvey is a fundamental equity Portfolio Manager at the Advisor. Mr. Mulvey has been associated with the Advisor since 2021. His prior work experience includes investment management positions with Dominick & Dominick and Shelby Cullom Davis & Company. Mr. Mulvey founded Endurance Capital in 1996 and managed a mutual fund with over $2.5 billion in assets. He joined Markston International, LLC (“Markston”) in 2012. Mr. Mulvey joined the Advisor in 2021 together with other investment professionals

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with whom he worked at Markston. Mr. Mulvey has over 30 years of experience in the investment management industry and holds a B.S. in Economics from New York University (1993).

The Fund’s SAI provides additional information about Dr. Chopra and Mr. Mulvey’s compensation, other accounts managed, and ownership of securities in the respective Fund.

In the section entitled “Investment Advisor” on page 37 of the Statement of Additional Information, the following replaces the third paragraph:

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions and provides the Fund with the co-portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. Dr. Vijay Chopra and Mr. James K. Mulvey are responsible for the day-to-day management of the Copley Fund’s portfolio.

In the section entitled “Portfolio Manager” on page 38 of the Statement of Additional Information, the following replaces the first paragraph entitled of the subsection entitled “Compensation”, the second paragraph entitled “Ownership of Fund Shares” (including the associated table”), and the third paragraph entitled “Other Accounts” (including the associated table”) .

Portfolio Managers

Compensation. Dr. Vijay Chopra is a quantitative equity Portfolio Manager of Global equities at the Advisor. Dr. Chopra is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Dr. Chopra manages. Mr. James K. Mulvey is a fundamental equity Portfolio Manager of US equities at the Advisor. Mr. Mulvey is paid a percentage of the advisory fee related to the various strategies that Mr. Mulvey manages.

Ownership of Fund Shares. The table below shows the amount of each Fund’s equity securities beneficially owned by Dr. Chopra and Mr. Mulvey as of October 31, 2022 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Copley Fund
Dr. Vijay Chopra	A
Mr. James K. Mulvey	A

In the section entitled “Portfolio Managers” beginning on page 38 of the Statement of Additional Information, the following replaces the third paragraph and the table below the third paragraph of the section entitled “Portfolio Manager”.

Other Accounts. In addition to the Copley Fund portfolio Dr. Chopra and Mr. Mulvey are responsible for the day-to-day management of certain other accounts. The table below shows the number of accounts, and total assets in, such other accounts as of October 31, 2022:

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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dr. Vijay Chopra	1	$9,835,723	0	$0	6	$630,224
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0
James K. Mulvey	0	$0	0	$0	10	$113,279,391
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0

Investors Should Retain this Supplement for Future Reference.